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                                                                    Exhibit 99.3


                          COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF BANKING
                      BUREAU OF SUPERVISION AND ENFORCEMENT


IN THE MATTER OF:
vBANK,
PHILADELPHIA, PENNSYLVANIA


                            ORDER TO CEASE AND DESIST
                            -------------------------


WHEREAS, the Commonwealth of Pennsylvania, by and through its Department of Banking (the "Department"), is issuing this Order to Cease and Desist (the "Order" or the "Cease and Desist Order") to be accepted and agreed to in a Stipulation and Consent to Entry of Order to Cease and Desist (the "Stipulation") to be executed by the Department and the Board of Directors (the "Board") of vBank, a Pennsylvania state-chartered savings bank (the "Bank"), which is authorized by the Department to engage in banking business pursuant to the Banking Code of 1965, 7 P.S. ss. 101 et seq., in consideration of the Department's forbearance from prosecuting cease and desist proceedings on the subjects covered by this Order; and

WHEREAS, the Bank is an "institution" within the meaning of Section 102(r) of the Banking Code of 1965, 7 P.S. ss. 102(r), and Section 2 of the Department of Banking Code, 71 P.S. ss. 733-2, and accordingly is subject to the supervision of the Department; and

WHEREAS, under Section 501.A of the Department of Banking Code, "[w]henever it shall appear to the [D]epartment that any institution is violating any provision of its charter, or of this act, or of any other law regarding the business of such institution, or that such institution is conducting its business in an unsafe or unsound manner, the [D]epartment may issue a written order, under the seal of the department, directing such institution to discontinue, within such period as shall be specified in the order, such violation of law or such unsafe or unsound practice[,]" 71 P.S. ss. 733-501.A; and

WHEREAS, the Department finds that the Board is conducting the business of the Bank in an unsafe and unsound manner by failing to adequately oversee and properly monitor the operations of the Bank; and

WHEREAS, during a joint examination performed by the Department and the Federal Deposit Insurance Corporation ("FDIC") as of December 31, 2000, the Department determined that the Bank has experienced serious deficiencies including, but not necessarily limited to, deteriorating asset quality, unsatisfactory management, inadequate capital, and poor earnings performance; and

WHEREAS, following the examination performed by the Department and the FDIC as of December 31, 2000, for which a report of Examination (the "Report") was prepared by the Department and the FDIC, the Department determined that a Cease and Desist Order is necessary to ensure the safe and sound operation of the Bank; and




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NOW, THEREFORE, IT IS HEREBY ORDERED by the Department, pursuant to its authority under Section 501.A of the Department of Banking Code, 71 P.S. ss. 733-501.A, that the Bank, its directors, officers, employees, and agents shall cease and desist from operating the Bank in an unsafe and unsound manner as specified in this Order and in the Report which is hereby incorporated by reference.

IT IS FURTHER ORDERED by the Department, pursuant to its authority under Section 501.A of the Department of Banking Code, 71 P.S. ss. 733-501.A, that the Bank, its directors, officers, employees, agents, and other institution-affiliated parties (as that term is defined in Section 3(u) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. ss. 1813(u)), and its successors and assigns shall cease and desist from operating the Bank in an unsafe and unsound manner by ceasing and desisting from all of the following:

           (a) operating with inadequate capital in relation to the kind and quality of assets held by the Bank;
           (b)    operating with a large volume of poor quality investments;
           (c) operating with an excessive volume of investments in banks and banking organizations;
           (d)    operating with excessive reliance on volatile funding;
           (e) operating with inadequate internal routine and controls policies;
           (f) operating in such a manner as to produce unsatisfactory earnings;
           (g) operating in violation of Section 23A of the Federal Reserve Act, 12 U.S.C. ss. 371c, made applicable to state nonmember banks by section 18(j)(1) of the Act, 12 U.S.C. ss. 1828(j)(1); Part 359 of the FDIC Rules and Regulations; 12 C.F.R. ss. 359; and 7 P.S. ss. 1414(c);
           (h) operating with management whose policies and practices are detrimental to the Bank and jeopardize the safety of its deposits; and
           (i) operating with a Board which has failed to provide adequate supervision over and direction to the active management of the Bank.

IT IS FURTHER ORDERED by the Department, pursuant to its authority under Section 501.A of the Department of Banking Code, 71 P.S. ss. 733-501.A, that the Bank, its directors, officers, employees, agents and other institution-affiliated parties and its successors and assigns shall comply with all of the following provisions:

         1. Annual Strategic Plan: Within sixty (60) days from the effectiveness of this Order, the Board shall adopt a Strategic Plan covering at least three years that is revised and approved at least annually by the Board. Each annual Strategic Plan shall be submitted to Richard S. DeMartino, Director of Supervision and Enforcement (the "Director") for approval. At a minimum, the Strategic Plan shall establish objectives for asset growth, asset mix, earnings performance, capital adequacy, funding growth, funding mix, non-core funding dependence, and interest rate risk exposure; as well as address management's assumptions and strategies for achieving these objectives. The Strategic Plan shall specifically address any new banking initiatives and identify management's expectations, projections, and goals for the same.



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         2. Management Report; Consultant; Plan; Written Report; Director
         Review: (a) Within 60 days from the date of this Order, the Board shall review and make a written report ("Management Report") on the Bank's management needs in order to restore the Bank to a sound condition. The Management Report shall incorporate an analysis of the Bank's management and staffing requirements and shall, at a minimum:
                      (i) Identify both the number and type of positions needed to properly supervise the Bank, giving appropriate consideration to the Bank's asset mix, customer base and strategic plan;
                      (ii) Provide a clear and concise description of the general duties and responsibilities for officers and their support staff;
                      (iii) Identify the skills, experience and pay required for each position;
                      (iv) Provide an evaluation of the Bank's senior management and lending officials, indicating whether Bank officials possess the necessary experience and qualifications required to adequately perform present and anticipated duties;
                      (v) Establish a plan to recruit, hire and/or replace personnel based on their ability and experience;
                      (vi)   Establish a plan providing for periodic evaluation
                             of each individual's job performance; and
                      (vii)  Provide periodic review of the Bank's management
                             and updating of policies and procedures.
                 (b) The Board shall obtain the services of an outside consultant(s) acceptable to the Department, knowledgeable in the areas of bank operations and personnel evaluation to assist the Board in reviewing the Bank's management needs and preparing the Management Report. The acceptability of the consultant(s) shall be based on the consultant's ability to advise the Bank in each of the areas identified in Paragraph 2(a). A copy of the contract should be submitted to the Director for approval before the Bank engages the consultant. The contract or engagement letter should at a minimum include:
                      (i)    A description of the work to be performed;
                      (ii)   Consultant's responsibilities;
                      (iii) The qualifications of the employees who are to perform the work;
                      (iv)   The time frame for completing the work;
                      (v)    Any restrictions on the use of the findings; and
                      (vi)   A provision for Department access to workpapers.
                 (c) Within 90 days of the effective date of this Order, the Board, with the assistance of the outside consultant(s), shall prepare a written plan of implementation ("Plan") addressing the findings of the Management Report. The Plan shall specify the actions to be taken by the Board and the time frames for each action.
                 (d) Within 90 days of the effective date of this Order, the Board shall prepare a written report ("Written Report") which shall:
                      (i)    contain a recitation identifying the
                             recommendations made by the outside consultant(s) which have been incorporated in the Management Report and Plan,
                      (ii) a recitation identifying the recommendations made by the outside consultant(s) which were not incorporated in the Management Report and Plan and the reasons for not including such recommendations, and




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                      (iii)  a copy of any report(s) prepared by the outside
                             consultant(s).
                 (e) A copy of the Management Report, Plan, and Written Report shall be submitted to the Director for review and comment. Within 30 days from receipt of any comment, and after consideration of such comment, the Board shall approve the Management Report and Plan which approval shall be recorded in the minutes of the meeting of the Board. It shall remain the responsibility of the Board to fully implement the Plan within the specified time frames. In the event the Plan, or any portion thereof, is not implemented, the Board shall immediately advise the Director, in writing, of specific reasons for deviating from the Plan.

         3. Capital Ratios: Effective December 31, 2001, the Bank shall maintain its total risk-based capital ratio, Tier 1 risk-based capital ratio, and leverage ratio at levels which, but for 12 C.F.R. ss. 325.103(b)(1)(iv), would be sufficient for it to be deemed well capitalized within the meaning of 12 C.F.R. ss. 325.103(b)(1). FDIC Rules and Regulations regarding capital levels are applicable to the Bank by operation of 10 Pa.Code Part 10. For the purposes of this Order, the terms total risk-based capital ratio, Tier 1 risk-based capital ratio, and leverage ratio will have the meanings ascribed to them in Part 325 of the FDIC's Rules and Regulations, respectively 12 C.F.R. ss.ss. 325.2(w), 325.2(u) and 325.2(k).

         4. Profit Plan: (a) Within 60 days from the effective date of this Order, and within the first 30 days of each calendar year thereafter, the Board shall develop a written profit plan consisting of goals and strategies for improving the earnings of the Bank for each calendar year. The written profit plan shall include, at a minimum:
                      (i) Identification of the major areas in, and means by which the Board will seek to improve the Bank's operating performance;
                      (ii)   Realistic and comprehensive budgets;
                      (iii) A budget review process to monitor the income and expenses of the Bank to compare actual figures with budgetary projections on not less than a quarterly basis; and
                      (iv) A description of the operating assumptions that form the basis for, and adequately support, major projected income and expense components.
                 (b) Such written profit plan and any subsequent modification thereto shall be submitted to the Director for review and comment. Not more than 30 days after the receipt of any comment from the Director, the Board shall approve the written profit plan which approval shall be recorded in the minutes of the Board. Thereafter, the Bank, its directors, officers, and employees shall follow the written profit plan and/or any subsequent modification.

         5. Ethics Program: Within 60 days from the effective date of this Order, the Bank shall develop, adopt and implement a written ethics policy and procedure with regard to the ethical conduct and other standards of conduct and responsibilities for its directors, officers, employees, agents, and other persons participating in the conduct of




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         the affairs of the Bank (the "Ethics Program"). At a minimum the Ethics
         Program shall address the following:
                 (a) Ethical and other conduct and responsibilities of individuals in the acceptance of: gifts, entertainment, favors and loans; in the case of the use of official information; employment of relatives; use of Bank property; travel expenses; and indebtedness to the Bank or any other financial institution.
                 (b) The financial interests and obligations of individuals that appear to conflict with that individual's duties and responsibilities such as:
                      (i) Participating in any manner in any transaction or loan in which the individual, his spouse, child, partner, or organization is involved; or in which the individual serves as an officer, director, trustee, partner, or employee, or has a financial interest;
                      (ii)   Purchasing of Bank property;
                      (iii)  Providing goods or services to the Bank; and
                      (iv)   Outside employment and other activities.
                 (c) A periodic written method of reporting each individual's compliance with the Ethics Program to an Ethics Counselor and/or committee who shall review compliance with the Ethics Program and report his findings to the Board.

         6. Classified Assets and Reserves Actions by December 31, 2001: (a) Within 10 days from the effective date of this Order, the Bank shall eliminate from its books, by charge-off or collection, all assets classified "Loss" as of December 31, 2000, that have not been previously collected or charged-off. Reduction of these assets through proceeds of other loans made by the Bank is not considered collection for the purpose of this paragraph.
                 (b) Within 10 days from the effective date of this Order, the Bank shall establish and thereafter maintain an adequate reserve for contingent liabilities and charge to the reserve all contingent liabilities classified "Loss" as of December 31, 2000.
                 (c) By December 31, 2001, the Bank shall have reduced Securities and Other Real Estate Owned classified "Doubtful" and "Substandard" as of December 31, 2000, to not more than 125% of Tier 1 capital.
                 (d) By March 31, 2002, the Bank shall have reduced Securities and Other Real Estate Owned classified "Doubtful" and "Substandard" as of December 31, 2000, to not more than 100% of Tier 1 capital.
                 (e) By June 30, 2002, the Bank shall have reduced Securities and Other Real Estate Owned classified "Doubtful" and "Substandard" as of December 31, 2000 to not more than 75% of Tier 1 capital.
                 (f) By September 30, 2002, the Bank shall have reduced Securities and Other Real Estate Owned classified "Doubtful" and "Substandard" as of December 31, 2000 to not more than 50% of Tier 1 capital.
                 (g) The requirements of Paragraphs 6(a), 6(b), 6(c), 6(d), 6(e) and 6(f) are not to be construed as standards for future operations and, in addition to the foregoing, the Bank shall eventually reduce the total of all adversely classified assets to not more than 25% of Tier 1 capital. As used in Paragraphs 6(b), 6(c), 6(d), 6(e), 6(f), and 6(g) the word "reduce" means (i) to collect, (ii) to charge-off, or (iii) to sufficiently improve the quality of assets adversely classified to warrant removing any adverse classification, as determined by the Department.




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         7. Loan Policy: Within 60 days from the effective date of this Order, the Bank shall review its written loan policy and make whatever changes may be necessary to provide for the safe and sound administration of all aspects of the lending function. Evidence of the review and establishment of procedures to ensure compliance with the loan policy shall be stated in writing. The policy and its implementation shall be in a form and manner acceptable to the Director as determined at subsequent examinations and/or visitations.

         8. Restrictions on Investments in Corporate Bonds and Trust Preferred
         Securities: While the Order is in effect the Bank shall not invest in corporate bonds and trust preferred securities issued by banking organizations or grant loans to banking organizations unless the balance of all such obligations is not more than 100% of Tier 1 capital.
                 (a) By December 31, 2001, the Bank shall have reduced its trust preferred securities plus corporate bonds issued by banking organizations to not more than 225% of Tier 1 capital.
                 (b) By March 31, 2002, the Bank shall have reduced its trust preferred securities plus corporate bonds issued by banking organizations to not more than 200% of Tier 1 capital.
                 (c) By June 30, 2002, the Bank shall have reduced its trust preferred securities plus corporate bonds issued by banking organizations to not more than 175% of Tier 1 capital.
                 (d) By September 30, 2002, the Bank shall have reduced its trust preferred securities plus corporate bonds issued by banking organizations to not more than 150% of Tier 1 capital.
                 (e) By December 30, 2002, the Bank shall have reduced its trust preferred securities plus corporate bonds issued by banking organizations to not more than 125% of Tier 1 capital.

         9. Eliminate Violations of Law: Within 60 days from the effective date of this Order, the Bank shall eliminate and/or correct all violations of law which are set out on pages 34 and 35 of the Report of Examination of the Bank as of December 31, 2000. In addition, the Bank shall henceforth comply with all applicable laws and regulations.

         10. Internal Routine and Controls Policy: Within 60 days from the effective date of this Order, the Bank shall adopt and implement a written policy for the operation of the Bank in such a manner as to provide internal routine and controls consistent with safe and sound Bank practices. The policy shall include formal internal review procedures for all electronic banking activities. Such procedures shall establish a process by which management identifies, measures, monitors and controls risks associated with electronic banking activities, and a means by which management identifies, measures, and monitors the effectiveness of such activities against the expectations, projections, and goals identified in the Bank's Strategic Plan. Such policy and its implementation shall be satisfactory to the Director as determined at subsequent examinations and/or visitations.



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         11. Relationship Between Bank and Holding Company Policy: Within 60
         days from the effective date of this Order, the Bank shall develop, adopt, and implement a written policy satisfactory to the Director, which policy shall govern the relationship between the Bank and its holding company, and shall limit the payment of any management, consulting, or other fees or funds of any nature, directly or indirectly, to or for the benefit of the Bank's holding company to only those fees or funds paid in connection with services performed by the Bank's holding company on behalf of or for the benefit of the Bank.

         12. Special Mention Assets: Within 90 days of the effective date of this Order, the Bank shall sufficiently reduce or otherwise improve assets subject to Special Mention as of December 31, 2000, to warrant removal from the Special Mention category.

         13. Cash Dividends Disbursement Requires Pre-approval of Director:
         While this Order is in effect, the Bank shall not declare or pay any cash dividends on its capital stock without the prior written approval of the Director.

         14. Compensation Review: Within 90 days from the effective date of this Order, and thereafter on an annual basis, the Bank shall review the total compensation (both current and deferred) being paid to Bank directors to determine whether the compensation received by each such person is reasonable in relation to the services provided to the Bank. The minutes of the Board meeting at which such review is undertaken shall indicate the results of the review and the basis for determination of the reasonableness of the compensation. For the purpose of this paragraph, "compensation" refers to any and all salaries, bonuses, and other benefits of every kind and nature whatsoever, whether paid directly or indirectly.

         15. Provide Copy to Holding Company Directors: Within 15 days of the effective date of this Order, the Bank shall provide the board of directors of its holding company with a copy of this Order.

         16. Committee to Monitor Compliance with this Order: The Board shall appoint a committee composed of at least three members, two-thirds of which have never been involved in the daily operations of the Bank (the "Compliance Committee"), to monitor the Bank's compliance with this Order. Within 30 days from the effective date of this Order, and at monthly intervals thereafter, such Compliance Committee shall prepare and present to the Board a written report of its findings, detailing the form, content, and manner of any action taken to secure compliance with this Order and the results thereof, and any recommendations with respect to such compliance. Such progress reports shall be included in the minutes of the meeting of the Board.

         17. Reports of Compliance with this Order: On the fifteenth day of the second month following the effective date of this Order, and within thirty (30) days after the end of each quarter thereafter, the Bank shall furnish written progress reports to the Director detailing the form and manner of any actions taken to secure compliance with this Order and the results thereof. Such reports may be discontinued when the corrections required by this Order have been accomplished and the Director has released the Bank in writing from making further reports.



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         18. Legally Binding Order: The provisions of this Order shall be binding upon the Bank, its directors, officers, employees, agents, successors, assigns, and other institution-affiliated parties of the Bank.

         19. Effective Date: The effective date of this Order shall be ten (10) days from the date that the Stipulation is fully executed.

         20. Duration of this Order: The provisions of this Order shall remain effective and enforceable except to the extent that, and until such time as, any provisions of this Order shall have been modified, terminated, suspended, or set aside by the Department.


SO ORDERED:
                                         COMMONWEALTH OF PENNSYLVANIA
                                         DEPARTMENT OF BANKING

Date:  July 9, 2001                      By: /s/ Frances A. Bedekovic
                                             --------------------------------
                                             Frances A. Bedekovic
                                             Deputy Secretary of Banking